EQ ADVISORS TRUSTSM

EQ/Large Cap Core Managed Volatility Portfolio

Supplement Dated June 19, 2020, to the Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2020, as supplemented

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2020, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a change to a sub-adviser for EQ/Large Cap Core Managed Volatility Portfolio (“Portfolio”). At a meeting held on June 16-18, 2020, the Trust’s Board of Trustees approved (i) the termination of Thornburg Investment Management, Inc. (“Thornburg”) as a sub-adviser to the Portfolio, and (ii) appointment of GQG Partners LLC (“GQG”) as a sub-adviser to the Portfolio. Accordingly, Equitable Investment Management Group, LLC, the Portfolio’s Adviser, has entered into a sub-advisory agreement with GQG pursuant to which GQG will provide sub-advisory services to the Portfolio, effective on or about July 1, 2020.

Effective on or about July 1, 2020, the following changes are being made to the Summary Prospectus, Prospectus and SAI:

All references to Thornburg as a sub-adviser to the Portfolio are deleted.

Under the heading “Who Manages the Portfolio” in the Summary Prospectus and Prospectus, the section entitled “Sub-Adviser: Thornburg Investment Management, Inc. (“Thornburg” or the “Sub-Adviser”) is deleted in its entirety and replaced with the following:

Sub-Adviser: GQG Partners LLC (“GQG” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Rajiv Jain	Chief Investment Officer and Portfolio Manager of GQG	July 2020

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The following information is added to the section of the Prospectus entitled “Management of the Trust – The Sub-Advisers”:

GQG Partners LLC (“GQG”), 450 East Las Olas Boulevard, Suite 750, Fort Lauderdale, Florida 33301, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Large Cap Core Managed Volatility Portfolio. GQG is a boutique investment management firm founded in 2016. The firm is a subsidiary of GQG Partners LP, whose principal owner is QVFT LLC, which is owned by Rajiv Jain, GQG’s Chief Investment Officer, and his spouse. As of March 31, 2020, GQG had approximately $29.2 billion in assets under management, including $502 million in the U.S. Equity strategy.

Rajiv Jain is primarily responsible for the investment decisions for a portion of the Active Allocated Portion of the Portfolio.

Rajiv Jain is the Chairman and Chief Investment Officer of GQG and serves as the lead portfolio manager for all GQG strategies. Prior to commencing investment operations at GQG in June 2016, Mr. Jain was employed at Vontobel Asset Management from 1994 to 2016, where he held various positions, including Co-Chief Executive Officer (from 2014), Chief Investment Officer and Head of Equities (from 2002), and lead portfolio manager for the firm’s Global Equities strategy (from 2002).

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The first paragraph of the section of the SAI entitled “Investment Management and Other Services — The Adviser” is hereby amended to include the following:

GQG Partners LLC (“GQG”) serves as investment sub-adviser to one or more of the Portfolios, as described more fully in the Prospectus.

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The section of the SAI entitled “Investment Management and Other Services — The Sub-Advisers” is hereby amended as follows:

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/Large Cap Core Managed Volatility Portfolio	GQG Partners LLC, whose principal owner is QVFT LLC, which is owned by Rajiv Jain, GQG’s Chairman and Chief Investment Officer, and his spouse.

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The section of the SAI entitled “Appendix B — EQ Advisors Trust — Portfolio Manager Information” is amended to add the following information:

GQG Partners LLC (“GQG” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets of the accounts managed within each category as of March 31, 2020						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets Million	Number of Accounts	Total Assets Million	Number of Accounts	Total Assets Million	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Large Cap Core Managed Volatility Portfolio
Rajiv Jain	1	$56.3	1	$36.5	1	$409.4	0	$0	0	$0	1	$0

Description of any Material Conflicts

Mr. Jain also is responsible for managing other account portfolios in addition to the Portfolio. Mr. Jain’s management of other accounts may give rise to potential conflicts of interest in connection with his management of the Portfolio’s investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the Portfolio and other accounts presents a variety of potential conflicts of interests. For example, Mr. Jain may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

In some cases, another account managed by Mr. Jain may compensate the Sub-Adviser based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for the Sub-Adviser to favor higher fee-paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. The Sub-Adviser has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equally.

Another potential conflict could arise in instances in which securities considered as investments for the Portfolio are also appropriate investments for other investment accounts managed by the Sub-Adviser. When a decision is made to buy or sell a security by the Portfolio and one or more of the other accounts, the Sub-Adviser may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, the Sub-Adviser employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. The Sub-Adviser has implemented specific policies and procedures to address any potential conflicts.

Compensation Information

The portfolio manager receives a fixed salary, retirement benefits and variable compensation. The variable compensation is based on a portfolio manager’s share of the Sub-Adviser’s revenue and profitability. The portfolio manager’s compensation is not directly based on Portfolio performance. However, to the extent that Portfolio performance impacts the portfolio manager’s share of the Sub-Adviser’s revenue and profitability, there may be some correlation between Portfolio performance and the portfolio manager’s compensation.

Ownership of Shares of the Portfolio as of March 31, 2020

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Large Cap Core Managed Volatility Portfolio
Rajiv Jain	X

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The section of the SAI entitled “Appendix C — Proxy Voting Policies and Procedures” is hereby amended to include the following information:

GQG PARTNERS LLC

XII. PROXY VOTING

A.	Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to Client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the Rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.

GQG votes proxies for the majority of its Clients, and therefore has adopted and implemented these Proxy Voting Policies and Procedures.

B.	Policy

It is the policy of GQG to vote proxies in the interest of maximizing value for GQG’s Clients. Proxies are an asset of a Client, which should be treated by GQG with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, GQG will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the Client’s cost.

C.	Procedures

GQG’s portfolio managers are responsible to ensure proxies of securities held in each account for which they are responsible are timely voted or not voted, in accordance with this Policy. Upon written request, Clients can take responsibility for voting their own proxies, or can give us instructions about how to vote their respective shares. For Clients retaining responsibility to vote their own proxies, the Clients must arrange with their custodian to ensure they receive applicable proxies.

GQG has retained Institutional Shareholder Services (“voting agent”) to assist in the coordination and voting of Client proxies. The GQG operations team is responsible for managing the relationship with the voting agent and for ensuring that all proxies are being properly voted and that the voting agent is retaining all of the appropriate proxy voting records.

Key elements of the proxy voting process include obtaining proxy materials for vote, determining the vote on each issue, voting and maintaining the records required.

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Obtaining proxy materials. We instruct Client custodians to deliver proxy materials for accounts of Clients who have given us voting authority. Delivery is made to our voting agent. Periodic reconciliation of holdings and ballots is designed to reveal any failure to deliver ballots for Client holdings.

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Determining the vote. GQG’s voting policy is to determine its vote based on what is most likely to further the economic value of each investment for the expected holding period. Ultimately each vote is cast on a case-by-case basis, considering the relevant circumstances at the time of each vote. The guidelines we have established with our voting agent are intended as a reflection of proxy voting decisions most likely to maximize the ultimate value of assets under management.

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Voting. Using the Internet, our voting agent posts the pending proxy notices and ballots as well as its analysis and recommendations. Portfolio managers are responsible to ensure that proxies are voted in accordance with our policy. The issues and the voting agent’s own analysis are reviewed and then each issue is voted in accordance with our policy. GQG analysts most familiar with the security may be consulted.

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Maintaining records. With the assistance of our voting agent, we maintain records of our policies and procedures, proxy statements received, each vote cast, any documents we create material to our decision making and any Client’s written request for proxy voting records as well as our written response to any Client request for such records.

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Conflicts of interest. Any material conflict between our interests and those of a Client will be resolved in the best interests of our Client. In the event we become aware of such a conflict, we will (a) disclose the conflict and obtain the Client’s consent before voting its shares, (b) vote in accordance with a pre-determined policy based on the independent analysis and recommendation of our voting agent or (c) make other voting arrangements consistent with our fiduciary obligations.

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Shares not voted. Our procedures are reasonably designed to assure that we vote every eligible share; however, there are circumstances in which we may be unable to vote or may determine not to vote a proxy on behalf of one or more Clients. These circumstances include:

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Share blocking countries restrict share transactions for various periods surrounding the meeting date. We have taken the position that share liquidity generally has a higher value than the vote and usually do not vote shares subject to transaction restrictions.

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Still other countries require re-registration of shares to enter a proxy vote, effectively preventing exercise of investment discretion to sell shares for a substantial period of time. The same logic suggests that we not attempt to vote those shares.

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Some international markets require special powers of attorney to vote certain ordinary shares. These markets are few and our ordinary share holdings relatively modest when weighed against the onerous documentation requirements and generally we have determined not to attempt to qualify our proxy votes for these shares.

•	Lack of adequate information or untimely receipt of proxy materials from the issuer or other resolution sponsor may prevent analysis or entry of a vote by voting deadlines.

•	Certain security lending programs may prevent us from voting proxies when the underlying securities have been lent out and are therefore unavailable to be voted.

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Obtaining additional information. Clients may obtain a report showing how we voted their shares upon request. In addition, Clients also may request a copy of our general Proxy Voting Policy statement and the GQG-specific Proxy Voting Guidelines used by our voting agent.

D.	General Voting Policy for ERISA Accounts

According to the U.S. Department of Labor, the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies (unless the voting right is properly reserved by the named fiduciary). The investment manager’s decision may not be directed, nor may the manager be relieved of liability by delegating the responsibility. Managers should have documented guidelines and are required to maintain accurate voting records.

Voting rights have economic value, and the manager has a duty to evaluate issues that can have an impact on the economic value of the stock and to vote on those issues. Voting decisions must be based on the ultimate economic interest of the plan, viewing the plan as a separate legal entity designed to provide retirement income and security. This means analyzing the vote for its impact on the ultimate economic value of the investment (the stock) during the period in which the plan intends to hold the investment. With respect to takeovers, plans are not required to accept the deal if they judge that their plans will achieve a higher economic value by holding the shares.

Given the above obligations and objectives, the guidelines we have established with our voting agent are intended as a reflection of proxy voting decisions most likely to maximize the ultimate value of assets under management. Specific situations and resolution language will vary and therefore continuing judgment must be exercised in applying the guidelines.

E.	Applicability of Guidelines for All Accounts

In the absence of unique Client constraints or instructions acceptable in non-fiduciary situations, the guidelines also should serve for voting on all accounts under management.